EXHIBIT 32.1
Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Transcontinental Realty Investors, Inc. (the “Company”), on Form 10-K for the year ended December 31, 2019 as filed with the Securities Exchange Commission on the date hereof (the “Report”), the undersigned Daniel J. Moos, President and Chief Executive Officer (Principal Executive Officer) and Alla Dzyuba, Vice President and Chief Accounting Officer of the Company (Principal Financial Officer) do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: March 24, 2021	/s/ DANIEL J. MOOS
Daniel J. Moss President and Chief Executive Officer (Principal Executive Officer)

Dated: March 24, 2021	/s/ ALLA DZYUBA
Alla Dzyuba Vice President and Chief Accounting Officer (Principal Financial Officer)